UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):      November 7, 2001



                           Edison Control Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New Jersey                    0-14812                    22-2716367
 --------------------        ---------------------        --------------------
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                  Number)                Identification No.)
    incorporation)

                        777 Maritime Drive, P.O. Box 308
                      Port Washington, Wisconsin 53074-0308
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (262) 268-6800
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 7, 2001, the Registrant issued the following press release, which it is hereby furnishing in this Current Report on Form 8-K.

                                          For Further Information Contact:
                                          -------------------------------
                                            Alan J. Kastelic
                                            Chief Executive Officer
                                            Jay Hanamann
                                            Chief Financial Officer
                                            Edison Control Corporation
                                            (262) 268-6800


FOR IMMEDIATE RELEASE - November 7, 2001

EDISON CONTROL CORPORATION AUTHORIZES 750,000 SHARE REPURCHASE PROGRAM

         Port Washington, WI, November 7, 2001: Edison Control Corporation (OTC:EDCO) announced that its Board of Directors has authorized the repurchase of up to 750,000 shares of its outstanding common stock. Repurchases are to be effected from time to time in the open market, pursuant to privately negotiated transactions or otherwise. Alan J. Kastelic (262-268-6800), Edison's Chief Executive Officer, and Jay Hanamann (262-268-6800), Edison's Chief Financial Officer, have been designated as the principal officers responsible to effect repurchases under the program on behalf of Edison. The repurchased shares will be held in the Company's treasury pending potential future issuance in connection with employee stock option plans, potential future acquisitions or other general corporate purposes. The Company intends to fund its repurchases from its available cash resources, together with any potential liquidation of some or all of its securities investment portfolio and necessary borrowings under the Company's existing or new bank credit facilities. Edison has 2,365,223 shares currently outstanding.

         Construction Forms, headquartered in Port Washington, Wisconsin is the only wholly-owned subsidiary of Edison Control Corporation and has two operating units. ConForms, the principal operating unit, designs, manufactures, and distributes concrete pumping systems and accessories. Ultra Tech is engaged in the manufacturing and marketing of abrasion resistant piping systems which are used extensively in mining, pulp and paper mills, waste water treatment plants, and coal-fired electric utility plants, as well as concrete pumping applications.

                                      # # #

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDISON CONTROL CORPORATION



Date:  November 12, 2001                  By: /s/ Jay R. Hanamann
                                             -----------------------------------
                                                  Jay R. Hanamann
                                                  Chief Financial Officer